Execution Version

FIRST AMENDING AGREEMENT

Made as of September 22, 2015

Among

SUNOPTA INC.
SUNOPTA FOODS INC.

as Borrowers

- and -

EACH OF THE FINANCIAL INSTITUTIONS
AND OTHER ENTITIES
FROM TIME TO TIME PARTIES HERETO

as Lenders

- and -

CERTAIN AFFILIATES OF THE BORROWERS

as Obligors

- and -

BANK OF MONTREAL

as Agent

FIRST AMENDING AGREEMENT

This first amending agreement is made as of the 22nd day of September, 2015

A M O N G

SUNOPTA INC.
SUNOPTA FOODS INC.

as Borrowers

and

EACH OF THE FINANCIAL INSTITUTIONS
AND OTHER ENTITIES
FROM TIME TO TIME PARTIES HERETO

as Lenders

and

CERTAIN AFFILIATES OF THE BORROWERS

as Obligors

and

BANK OF MONTREAL

as Agent

WITNESSES THAT WHEREAS:

(a)

the Lenders severally made credit facilities available to the Borrowers (or their respective predecessor corporations, as applicable) on the terms and conditions set out in a seventh amended and restated credit agreement dated as of July 27, 2012 among the Borrowers (or their respective predecessor corporations, as applicable), the Lenders, certain affiliates of the Borrowers, as Obligors, and the Agent (as amended, the “Credit Agreement”); and

(b)

the parties to the Credit Agreement have agreed to amend the Credit Agreement in the manner set forth herein in order to extend for a period of six months the Maturity Date in respect of each of Facility A and Facility B.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree with each other as follows:

SECTION 1
INTERPRETATION

1.1

Definitions from Agreement. Capitalized terms defined in the Credit Agreement have the same meanings in this First Amending Agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise. This First Amending Agreement is referenced herein as the “First Amending Agreement”. For greater certainty, this First Amending Agreement amends the Credit Agreement and the term “Agreement”, as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this First Amending Agreement to the extent of such amendments. For purposes of this First Amending Agreement, the term “First Amending Closing Date” means September 22, 2015.

1.2	Revised Definition. The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “July 27, 2016” and replacing it with the date “January 27, 2017”.

1.3	Headings. The insertion of headings in this First Amending Agreement is for convenience of reference only and shall not affect the interpretation of this First Amending Agreement.

SECTION 2
CONDITIONS PRECEDENT

2.1

Conditions Precedent. The effectiveness of this First Amending Agreement is subject to and conditional upon the satisfaction of the following conditions and the delivery by the Agent to the Borrowers of a written notice that this First Amending Agreement is then effective:

(a)	Delivery of Documents. The Agent and/or BMO, as applicable, shall have received Sufficient Copies, in form and substance satisfactory to the Agent and/or BMO, as applicable, of the following:

(i)	this First Amending Agreement duly executed by all of the parties hereto; and

(ii)	such other documents as the Agent may reasonably request.

(b)

Fees. All fees payable in accordance with this First Amending Agreement on or before the First Amending Closing Date (including legal fees and expenses of the Agent) shall have been paid to the Agent and the Lenders, including, without limitation, the payment to the Agent, for and on behalf of the Lenders in proportion to each Lender’s respective Facility A Commitment and Facility B Commitment, an extension fee of US$82,500 and C$5,000.

SECTION 3
REPRESENTATIONS AND WARRANTIES

3.1	Representations. Each of the Obligors represents and warrants to the Agent and the Lenders that:

(a)

the Credit Agreement, as amended by this First Amending Agreement, is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar laws affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

(b)	the Credit Agreement, as amended by this First Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon it or any of its properties; and

(c)	no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to this First Amending Agreement.

SECTION 4
GENERAL

4.1

Severability. Any provision of this First Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

4.2

Costs, Expenses and Taxes. The Obligors agree to pay, on demand, all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this First Amending Agreement and the Credit Agreement including, without limitation, the reasonable fees and out-of-pocket expenses of the Lenders' counsel and other professionals engaged by the Lenders with respect to the preparation, negotiation and documentation of this First Amending Agreement, the Security Documents, if any, and the related closing documents with respect thereto and with respect to advising the Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Credit Agreement, as amended by this First Amending Agreement.

4.3

Form of Documents. All documents delivered under or in connection with this First Amending Agreement or under or in connection with the Credit Agreement shall be in form and substance satisfactory to the Agent, the Lenders and their counsel, in each case, acting reasonably.

4.4

Governing Law. This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein and shall be treated in all respects as an Ontario contract. Each Borrower and Obligor irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Obligor hereby irrevocably waives, to the fullest extent it may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding.

4.5

Governing Documents. The Credit Agreement as amended by this First Amending Agreement and all other Documents delivered pursuant to or referenced in the Credit Agreement as amended by this First Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between or among each of the Obligors, the Agent and the Lenders. Save as expressly amended by this First Amending Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended.

4.6	Time of the Essence. Time shall be of the essence of this First Amending Agreement.

4.7

Further Assurances. The Obligors shall from time to time promptly, upon the request of the Agent, take or cause to be taken such action, and execute and deliver such further documents as may be reasonably necessary or appropriate to give effect to the provisions and intent of this First Amending Agreement and the Documents.

4.8

Confirmation of Obligors. By signing this First Amending Agreement, each of the Obligors hereby agrees to comply with all of its obligations under the Credit Agreement as hereby amended and, as applicable, confirms that the guarantees given by it (and/or its predecessor corporations, as applicable) to the Agent and the Lenders and all Security Documents given by it (and/or its predecessor corporations, as applicable) as security for its obligations, direct, indirect, absolute and/or contingent, remain in full force and effect in accordance with their respective terms and continue to support all of the Borrowers' indebtedness and liabilities, present and future, to, the Agent and the Lenders including, without limitation, each Borrower's indebtedness and liabilities under the Credit Agreement and the Security Documents granted by each such Borrower (and/or their respective predecessor corporations, as applicable). For greater certainty, each Obligor that has previously executed and delivered a Security Document hereby acknowledges and confirms that each such Security Document secures the obligations of such Obligor under and in connection with this Agreement and all other relevant Documents.

4.9

Counterparts. This Agreement and the Documents may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument. This Agreement and the Documents may be executed and delivered by facsimile transmission or PDF and each of the parties hereto may rely on such facsimile signature or PDF as though that facsimile signature or PDF were an original hand-written signature.

[SIGNATURE PAGES FOLLOW]

- S1 -

IN WITNESS WHEREOF the parties hereto have caused this First Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNOPTA INC.	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

SUNOPTA FOODS INC.	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

SUNOPTA INVESTMENTS LTD.	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

SUNOPTA GRAINS AND FOODS INC.	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

SUNOPTA COMPANIES INC.	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

SUNOPTA GLOBAL ORGANIC	By: /s/ Rick Albert
INGREDIENTS INC.	Name: Rick Albert
Title: Treasurer

CITRUSOURCE, LLC	By: /s/ Rick Albert
Name: Rick Albert
Title: Treasurer

- S2 -

BANK OF MONTREAL	By: /s/ Francois Wentzel
in its capacity as Agent	Name: Francois Wentzel
Title: Managing Director

By:
Name:
Title:

BANK OF MONTREAL	By: /s/ Pedram Kaya
in its capacity as Lender	Name: Pedram Kaya
Title: Managing Director

By: /s/ Lauren Thompson
Name: Lauren Thompson
Title: Managing Director

BANK OF MONTREAL	By: /s/ Randon Gardley
(Chicago Branch)	Name: Randon Gardley
in its capacity as Lender	Title: Vice President

By:
Name:
Title:

EXPORT DEVELOPMENT	By: /s/ Sean Borutskie
CANADA	Name: Sean Borutskie
in its capacity as Lender	Title: Asset Manager

By: /s/ Geoff Bleich
Name: Geoff Bleich
Title: Senior Asset Manager

- S3 -

RABOBANK NEDERLAND	By: /s/ Raj Joshi
CANADIAN BRANCH	Name: Raj Joshi
in its capacity as Lender	Title: Executive Director

By: /s/ Valter Lourenco
Name: Valter Lourenco
Title: Vice President, Senior Credit Analyst

CANADIAN IMPERIAL BANK	By: /s/ Italo Fortino
OF COMMERCE	Name: Italo Fortino
in its capacity as Lender	Title: Authorized Signatory

By: /s/ Nicole Shinya
Name: Nicole Shinya
Title: Authorized Signatory